Exhibit 99.1

Chase Corporation Announces October 6, 2023 Special Meeting Results

WESTWOOD, MA and NEW YORK– October 6, 2023 – Chase Corporation (“Chase” or the “Company”) (NYSE American: CCF), a leading global manufacturer of protective materials for high-reliability applications across diverse market sectors, held a special meeting of shareholders earlier today (the “Special Meeting”) at which Chase shareholders approved the transactions contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”) dated July 21, 2023 by and among Chase, Formulations Parent Corporation (“Parent”) and Formulations Merger Sub Corporation (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub will merge with and into Chase, with Chase surviving as a wholly owned subsidiary of Parent (the “Merger”). Parent and Merger Sub are affiliates of investment funds managed by Kohlberg Kravis Roberts & Co. L.P., a global investment firm (collectively, “KKR”).

A total of 8,295,298 shares of Chase common stock of the 9,508,483 shares of Chase common stock issued and outstanding at the record date were voted at the Special Meeting, representing 87.24% of the issued and outstanding shares of Chase common stock as at the record date of August 29, 2023. Holders of approximately 85.16% of Chase common stock outstanding as of the record date and entitled to vote voted to approve and adopt the Merger Agreement.

The final voting results of the proposals submitted to a vote of the shareholders at the Special Meeting are as follows:

Proposal 1 - The Merger Proposal: To approve and adopt the Merger Agreement (the “Merger Proposal”).

For	Against	Abstain	Total
8,097,605	184,269	13,424	8,295,298

Proposal 2 - The Merger Compensation Proposal: To approve, on a non-binding advisory basis, certain compensation that will or may be paid by Chase to its named executive officers that is based on or otherwise relates to the Merger.

For	Against	Abstain	Total
7,414,771	865,641	14,886	8,295,298

Proposal 3 - The Adjournment Proposal: To approve the adjournment of the Special Meeting, including if necessary, to solicit additional proxies in favor of Proposal 1 - The Merger Proposal, if there are not sufficient votes at the time of such adjournment to approve the Merger Proposal. Although Proposal 3 was approved, the adjournment of the Special Meeting was not necessary because Chase’s shareholders approved Proposal 1.

For	Against	Abstain	Total
7,783,690	449,843	61,765	8,295,298

Forward Looking Statements

This communication contains “forward-looking statements” within the Private Securities Litigation Reform Act of 1995. Any statements contained in this communication that are not statements of historical fact, including statements about Chase’s ability to consummate the proposed transaction and the expected benefits of the proposed transaction, may be deemed to be forward-looking statements. All such forward-looking statements are intended to provide management’s current expectations for the future of the Company based on current expectations and assumptions relating to the Company’s business, the economy and other future conditions. Forward-looking statements generally can be identified through the use of words such as “believes,” “anticipates,” “may,” “should,” “will,” “plans,” “projects,” “expects,” “expectations,” “estimates,” “forecasts,” “predicts,” “targets,” “prospects,” “strategy,” “signs,” and other words of similar meaning in connection with the discussion of future performance, plans, actions or events. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict. Such risks and uncertainties include, among others: (i) the timing to consummate the proposed transaction, (ii) the risk that a condition of closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur, (iii) the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated, (iv) the diversion of management time on transaction-related issues, (v) risks related to disruption of management time from ongoing business operations due to the proposed transaction, (vi) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of Chase, (vii) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Chase to retain customers and retain and hire key personnel and maintain relationships with its suppliers and customers, (viii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, including in circumstances requiring the Company to pay a termination fee, (ix) unexpected costs, charges or expenses resulting from the Merger, (x) potential litigation relating to the Merger that could be instituted against the parties to the Merger Agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto, (xi) worldwide economic or political changes that affect the markets that the Company’s businesses serve which could have an effect on demand for the Company’s products and impact the Company’s profitability, (xii) challenges encountered by the Company in the execution of restructuring programs, and (xiii) disruptions in the global credit and financial markets, including diminished liquidity and credit availability, changes in international trade agreements, including tariffs and trade restrictions, cyber-security vulnerabilities, foreign currency volatility, swings in consumer confidence and spending, raw material pricing and supply issues, retention of key employees, increases in fuel prices, and outcomes of legal proceedings, claims and investigations. Accordingly, actual results may differ materially from those contemplated by these forward-looking statements. Investors, therefore, are cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in Chase’s filings with the Securities and Exchange Commission (the “SEC”), including the risks and uncertainties identified in Part I, Item 1A - Risk Factors of Chase’s Annual Report on Form 10-K for the year ended August 31, 2022 and in the Company’s other filings with the SEC.

These forward-looking statements speak only as of the date of this communication, and Chase does not assume any obligation to update or revise any forward-looking statement made in this communication or that may from time to time be made by or on behalf of the Company.

About Chase Corporation

Chase Corporation, a global specialty chemicals company that was founded in 1946, is a leading manufacturer of protective materials for high-reliability applications throughout the world. More information can be found on our website at https://chasecorp.com/.

About KKR

KKR is a leading global investment firm that offers alternative asset management as well as capital markets and insurance solutions. KKR aims to generate attractive investment returns by following a patient and disciplined investment approach, employing world-class people and supporting growth in its portfolio companies and communities. KKR sponsors investment funds that invest in private equity, credit and real assets and has strategic partners that manage hedge funds. KKR’s insurance subsidiaries offer retirement, life and reinsurance products under the management of Global Atlantic Financial Group. References to KKR’s investments may include the activities of its sponsored funds and insurance subsidiaries. For additional information about KKR & Co. Inc. (NYSE: KKR), please visit KKR’s website at www.kkr.com and on Twitter @KKR_Co.

Contacts:

For Chase Corporation

Investor & Media Contact:
Jackie Marcus or Ashley Gruenberg
Alpha IR Group
Phone: (617) 466-9257
E-mail: CCF@alpha-ir.com

Shareholder & Investor Relations Department:
Phone: (781) 332-0700
E-mail: investorrelations@chasecorp.com

For KKR
Liidia Liuksila or Miles Radcliffe-Trenner
(212) 750-8300
media@kkr.com